SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 27, 2006

Summit Financial Group, Inc.
(Exact name of registrant as specified in its charter)

                                           West Virginia                         No. 0-16587      55-0672148
                                 (State or other jurisdiction of           (Commission File Number          (I.R.S. Employer
                                   incorporation or organization)                                                         Identification No.)

300 North Main Street
Moorefield, West Virginia 26836
(Address of Principal Executive Offices)

(304) 530-1000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events

On October 27, 2006, Summit Financial Group, Inc.’s (“Summit”) Board of Directors declared the second half 2006 dividend. As a result, Summit issued on October 30, 2006 a News Release announcing the dividend. This News Release is furnished as Exhibit 99 and is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(c) The following exhibits are being filed herewith:

99	News Release issued on October 30, 2006.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                 SUMMIT FINANCIAL GROUP, INC.

Date: October 31, 2006                          By: /s/Julie R. Cook
                                      Julie R. Cook
               Vice President &
                   Chief Accounting Officer